UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2008

EMERGENCY MEDICAL SERVICES CORPORATION

EMERGENCY MEDICAL SERVICES L.P.
(Exact name of each registrant as specified in their charters)

Delaware	001-32701 333-127115	20-3738384 20-2076535
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 495-1200
(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

                ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Based on its review of EMSC’s performance, on March 13, 2008, the Compensation Committee of EMSC’s Board of Directors (the “Committee”) recommended, and EMSC’s Board of Directors (the “Board”) approved base salaries for EMSC’s named executive officers in the following amounts: William A. Sanger, Chief Executive Officer — $947,232; Randel G. Owen, Executive Vice President and Chief Financial Officer — $410,727; Todd G. Zimmerman, Executive Vice President, General Counsel and Secretary — $382,875; Dighton C. Packard, M.D., Chief Medical Officer — $288,961.

Pursuant to the previously disclosed employment agreements for EMSC’s named executive officers and based upon the attainment of performance targets previously established by the Committee under EMSC’s Executive Officer Evaluation and Compensation Plan (the “EIP”), on March 14, 2008, EMSC paid annual cash bonus awards to the following officers in accordance with the terms of the EIP: William A. Sanger, Chief Executive Officer — $1,400,894; Randel G. Owen, Executive Vice President and Chief Financial Officer — $334,091; and Todd G. Zimmerman, Executive Vice President, General Counsel and Secretary — $311,436. Dighton C. Packard, M.D., EMSC’s Chief Medical Officer, is not subject to the EIP, and was awarded $ 147,259 under a different bonus plan.

In addition, on March 14, 2008, pursuant to Committee recommendation and Board approval, EMSC paid Don S. Harvey a cash bonus award of 617,866 for his services rendered in 2007.  Mr. Harvey, EMSC’s Chief of Special Projects, served as EMSC’s President and Chief Operating Officer for the entirety of 2007.  Mr. Harvey will not be eligible for future payments under the EIP.

The Committee also recommended, and the Board approved, internal earnings thresholds, adjustable upon certain corporate events, before any payments would be made under the EIP for Fiscal Year 2008.  The determination of bonus awards under the EIP is described further in EMSC’s Proxy Statement, filed on Form DEF 14A on April 16, 2007.  The Board also increased the annual short-term incentive award targets for each of Mr. Owen and Mr. Zimmerman from their previous target of 55% of annual base salary to 70% of annual base salary.  These targets are used to determine the pro rata distribution of EIP payments between Messrs. Sanger, Owen and Zimmerman provided that threshold earnings are met for Fiscal Year 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION
(Registrant)

March 18, 2008	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES, L.P.
(Registrant)

	By:	Emergency Medical Services Corporation,
its General Partner

March 18, 2008	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel